UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2011

FORCE PROTECTION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	No. 001-33253	No. 84-1383888
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1520 Old Trolley Road, Summerville, South Carolina	29485
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 574-7001

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 15, 2011, Force Protection, Inc. (the “Company”) sent an email to the Company’s employees, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Notice to Investors

The tender offer described in this communication (the “Offer”) has not yet commenced.  This communication is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of common stock, par value $0.001 per share (“Shares”), of Force Protection, Inc. (the “Company”).  At the time the Offer is commenced, Falcon Acquisition Corp. (“GD Sub”) will file a tender offer statement and related exhibits with the Securities and Exchange Commission (the “SEC”) and the Company will file a solicitation/recommendation statement with respect to the Offer.  Investors and stockholders of the Company are strongly advised to read the tender offer statement (including the related exhibits) and the solicitation/recommendation statement, as they may be amended from time to time, when they become available, because they will contain important information that stockholders should consider before making any decision regarding tendering their shares.  The tender offer statement (including the related exhibits) and the solicitation/recommendation statement will be available at no charge on the SEC’s website at www.sec.gov.  In addition, the tender offer statement and other documents that GD Sub files with the SEC will be made available to all stockholders of the Company free of charge at www.generaldynamics.com.  The solicitation/recommendation statement and the other documents filed by the Company with the SEC will be made available to all stockholders of the Company free of charge at www.forceprotection.net.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger of GD Sub with and into the Company without the prior consummation of the Offer (the “One Step Merger”), the Company will file a proxy statement with the SEC.  Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition of the Company by GD pursuant to the terms of the merger agreement entered into between the Company, General Dynamics Corporation and GD Sub (the “Merger Agreement”).  Investors and stockholders of the Company are strongly advised to read the proxy statement and the other relevant materials, as they may be amended from time to time, when they become available, because they will contain important information about the One Step Merger and the parties to the One Step Merger, before making any voting or investment decision with respect to the One Step Merger.  The proxy statement will be available at no charge on the SEC’s web site at www.sec.gov.  The proxy statement and other documents filed by the Company with the SEC will be made available to all stockholders of the Company free of charge at www.forceprotection.net.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the One Step Merger.  Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 25, 2011.  Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the One Step Merger, when filed with the SEC.

Forward-Looking Statements

This communication may contain, in addition to historical information, certain forward-looking statements regarding future events, conditions, circumstances or the future financial performance of the Company.  Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “expected,” “scheduled,” “estimates,” “intends,” “anticipates” or “believes,” or variations of such words and phrases or state that certain actions, events, conditions, circumstances or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved.  Such forward-looking statements are not guarantees or predictions of future performance, and are subject to known and unknown risks, uncertainties and other factors, many of which are beyond our control, that could cause actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such risks and uncertainties include: (i) the risk that not all conditions to the Offer, the merger or the other transactions contemplated by the Merger Agreement will be satisfied or waived, (ii) the completion of the merger taking longer than expected, (iii) expectations regarding the growth of the U.S. and world market for blast and ballistic-protected vehicles, products or services, (iv) expectations regarding the U.S. military’s plans or intentions, including the drawdown of operations in Iraq and Afghanistan, (v) expectations regarding the Company’s business development plans and strategy, including the Company’s plans to expand the Company’s product lines, diversify the Company’s business mix, and expand the Company’s markets internationally, (vi) expectations with respect to the Company’s ability to obtain materials, the Company’s ability to improve cost efficiencies and possible future changes in the efficiencies in the Company’s operations, (vii) expectations regarding the Company’s vehicles, products and services that may be purchased by the Company’s customers, including the type of vehicles demanded and other customer demands and expected changes in demand, (viii) expectations regarding the benefits of the Company’s products, services and programs, including the Company’s vehicles’ capabilities and the use of the Company’s vehicles, products and services for other than military purposes, (ix) expectations regarding the Company’s investments in research and development activities for the Company’s vehicles, products and services, (x) expectations regarding any changes in the Company’s cost of sales, the Company’s general and administrative expenses, the Company’s asset impairment expense, the Company’s operating results or the Company’s research and development expenses as a percentage of net sales, (xi) expectations regarding the revenues that may be derived from, and the quantities of vehicles, products and services that may be purchased or ordered pursuant to, existing or possible future contracts or orders by various customers, including statements regarding the estimated value of those orders and contracts and statements about the Company’s backlog, (xii) expectations regarding the benefits that may be realized from the Company’s joint ventures, teaming arrangements and any new ventures or business developed pursuant to them, (xiii) expectations regarding the Company’s expectation to apply prepaid 2011 federal income taxes to the Company’s projected tax obligation during the second half of 2011, (xiv) expectations regarding the Company’s expected cash flow, cash needs and expected capital expenditures, (xv) expectation regarding the Company’s share repurchase program, (xvi) expectations regarding the Company’s derivative instruments and hedging activities, (xvii) expectations regarding the effect of the Company’s income tax positions on the Company’s effective tax rate, (xviii) the Company’s expectations with respect to the matters pending with the U.S. Equal Employment Opportunity Commission (EEOC), (xix) expectations regarding final approval of the state and federal derivative actions and (xx) uncertainties associated with any aspect of the transactions, including uncertainties relating to the anticipated timing of filings and approvals relating to the transactions, the outcome of legal proceedings that may be instituted against the Company and/or others relating to the transactions, the expected timing of completion of the transactions, the satisfaction of the conditions to the consummation of the transactions and the ability to complete the transactions.  Many of these risks and uncertainties relate to factors that are beyond the Company’s ability to control or estimate precisely, and any or all of the Company’s forward-looking statements may turn out to be wrong.  The Company cannot give any assurance that such forward-looking statements will prove to have been correct.  The reader is cautioned not to unduly rely on these forward-looking statements.  Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of the Company following the completion of the transactions unless otherwise stated.  Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1	Email to the Company’s employees, dated November 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

November 15, 2011	By	/s/ John Wall, III
John F. Wall, III
Senior Vice President, Assistant General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Email to the Company’s employees, dated November 15, 2011